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                                                                      Exhibit 23


                      Consent of Independent Accountants




We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (File No. 33-51331) of Frontier Corporation of our report dated February 26, 1999 appearing on page 2 of this Form 11-K.




PricewaterhouseCoopers LLP

Rochester, New York
June 18, 1999